SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Use of Estimates

Use of Estimates:

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant judgment and estimates are used for revenue recognition, allowances for doubtful accounts and sales returns, tax valuation allowances, inventory write-down, impairment of property, plant and equipment, deferred costs, accrued product warranty costs, provisions for contract losses, investment impairments, going concern assessment, stock-based compensation expense, and loss contingencies among others. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents:

Cash and cash equivalents consist of highly liquid instruments with maturities of three months or less when acquired. Approximately 4.9%, or $1.7 million and 10.6% or $6.0 million of cash and cash equivalents were held by the Company’s subsidiaries in the United States as of December 31, 2019 and 2018, respectively. The remainder was held by the other UTStarcom entities throughout the world. As of December 31, 2019 and 2018, approximately 9.0%, or $3.1 million and 15.7% or $8.9 million, of the Company’s cash and cash equivalents were held by its subsidiaries in China, respectively. China imposes currency exchange controls on transfers of funds outside of China.

Restricted Cash

Restricted Cash:

As of December 31, 2019, the Company had short-term restricted cash of $10.0 million, and long-term restricted cash of $3.6 million. As of December 31, 2018, the Company had short-term restricted cash of $8.8 million, and had long-term restricted cash of $7.8 million. These amounts primarily collateralize the Company’s issuances of performance bonds, warranty bonds, and standby and commercial letters of credit.

Investments

Investments:

The Company’s investments consist principally of debt and equity securities classified as “available for sale,” and cost and equity method investments in privately held companies. The investments in equity securities of privately held companies in which the Company does not have the ability to exercise significant influence are accounted for under ASC 325, “Investments-Other” using the cost method. Under the cost method, these investments are carried at cost less impairment, if any. The investments in equity securities of privately held companies in which the Company has the ability to exercise significant influence, but does not own a majority equity interest or otherwise control are accounted for under ASC 323, “ Investments-Equity Method and Joint Ventures ” using the equity method. Investments in debt securities classified as available for sale are measured at fair value on the balance sheets under ASC 320, “Investments-Debt and Equity Securities.” Unrealized holding gains and losses for available-for-sale securities (including those classified as current assets) are excluded from earnings and reported in other comprehensive income until realized except as indicated in the following paragraph.

The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. The Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company’s intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value. The determination of fair value of the investment involves considering factors such as current economic and market conditions, the operating performance of the companies including current earnings trends and forecasted cash flows, and other company and industry specific information. Investment impairments recorded as other-than-temporary were nil, $0.4 million, and $1.7million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Revenue Recognition

Revenue Recognition:

Effective January 1, 2018, The Company recognizes revenue in accordance with ASC 606. The core principle of ASC 606 is that revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration we expect to receive in exchange for those products or services. To determine the appropriate amount of revenue to be recognized for arrangements determined to be within the scope of ASC 606, for each customer contract, we performed the following five steps:

1.	Identify the contract with a customer;
2.	Identify the performance obligations in the contract;
3.	Determine the transaction price;
4.	Allocate the transaction price to the performance obligations in the contract; and
5.	Recognize revenue when or as the Company satisfies a performance obligation.

The Company accounts for a contract with a customer that is within the scope of ASC 606 when all of the following criteria are met: (i) the arrangement has been approved by the parties and the parties are committed to perform their respective obligations, (ii) each party's rights regarding the goods or services to be transferred can be identified, (iii) the payment terms for the goods or services to be transferred can be identified, (iv) the arrangement has commercial substance and (v) collection of substantially all of the consideration to which the Company will be entitled in exchange for the goods or services that will be transferred to the customer is probable.

Performance obligations promised in a contract are identified based on the services and the products that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the service either on its own or together with other resources that are readily available from third parties or from us, and are distinct in the context of the contract, whereby the transfer of the services and the products is separately identifiable from other promises in the contract. Our performance obligations consist of (i) sales of communication equipment with embedded software, (ii) provision of installation and commission service, and (iii) provision of annual maintenance service. The software component is not considered distinct as the software component is integral to the functionality of the communication equipment.

The transaction price is determined based on the consideration to which we expect to be entitled in exchange for transferring services to the customer. Some sales agreements have performance guarantees covering a certain timeframe. If there is an underperformance event, the Company may incur liquidation damages as a percentage of the total purchase price. Such performance guarantees represent a form of variable consideration and are estimated at the contact inception at the best estimate and updated at the end of each reporting period as additional performance data becomes available and only to the extent that it is probably that a significant reversal of any revenue will not occur. Variable consideration includes estimates for sales credits, which are based on historical level and specific criteria outlined in the sales contracts, and other factors known at the time. The Company generally invoices customers for equipment and services upon meeting certain milestones. Customer invoices are generally due within 30 to 90 days after issuance. The Company’s contracts with customers typically do not include significant financing components as the period between the transfer of performance obligations and timing of payment are generally within one year.

The Company allocates the transaction price based on the estimated standalone selling price. The Company develops assumptions that require judgment to determine the standalone selling price for each performance obligation identified in the contract. The Company utilizes key assumptions to determine the standalone selling price, which may include other comparable transactions, pricing considered in negotiating the transaction and the estimated costs. Certain variable consideration is allocated specifically to one or more performance obligations in a contract when the terms of the variable consideration relate to the satisfaction of the performance obligation and the resulting amounts allocated to each performance obligation are consistent with the amounts the Company would expect to receive for satisfying each performance obligation.

Revenue recognized when a customer obtains control of promised goods or services at an amount that reflects the consideration that is expected to be received in exchange for those goods or services. The Company utilizes judgment to assess the nature of the combined performance obligation determine whether a performance obligation is satisfied over time or at a point in time.

Revenue from sales of communication equipment is recognized at a point in time, which is generally upon delivery. Revenue from provision of installation and commission service is recognized at a point in time when the service is completed. Revenue from provision of annual maintenance services is recognized over time on a ratable basis over the contract term.

Revenue recognition prior to January 1, 2018:

The Company recognized revenue when title and risk of loss have transferred, persuasive evidence of arrangement exists, the sales price is fixed or determinable and collectability is reasonably assured. Certain of the Company's product offerings contain multiple deliverables including hardware with embedded software, back office hosting services, unspecified software upgrades and enhancements related to the software embedded in these products through service contracts, which are considered separate units of accounting. For products under these arrangements, the software and non-software components function together to deliver the tangible product’s essential functionality.

The Company allocated revenue to each element in these multiple-element arrangements based upon the relative selling prices of each deliverable. In applying the relative selling price method, the Company determined the selling price for each deliverable using vendor specific objective evidence (VSOE), if it exists, or third-party evidence (TPE) of selling price. If neither VSOE nor TPE of selling price existed for a deliverable, the best estimate of selling price (BESP) was then used for that element. BESP represents the price at which the Company would transact a sale if the element were sold on a standalone basis. The Company determined BESP for an element by considering multiple factors including, but not limited to, the Company's go-to-market strategy, pricing practices, internal costs, gross margin, market conditions and geographies. Revenue allocated to each element was then recognized when the other revenue recognition criteria were met for that element.

Product Warranty

Product Warranty:

The Company provides a warranty on its equipment and terminal sales for periods generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as reduction of cost of sales.

Receivables

Receivables:

Although the Company evaluates customer credit worthiness prior to a sale, the Company provides an allowance for doubtful accounts for the estimated loss on trade receivables when collection may no longer be reasonably assured. The Company assesses collectability of receivables based on a number of factors including analysis of creditworthiness, the Company’s historical collection history and current economic conditions, its ability to collect payment, and on the length of time an individual receivable balance is outstanding. The Company’s policy for determining the allowance for doubtful accounts includes both specific allowances for balances known to be doubtful of recovery and a formula-based portfolio approach based on aging of the accounts receivable, as a part of management’s review of the overall allowance for doubtful accounts. This formula-based approach involves aging of the Company’s accounts receivable and applying a percentage based on the Company’s historical experience. The Company evaluates the percentages applied to each category of aged accounts receivable periodically based on actual history of write-offs and collections and refines this formula-based approach accordingly for use in future periods. Receivable balances are written-off when the Company has sufficient evidence to prove that they are uncollectible.

Inventories

Inventories:

Inventories consist of product held at the Company’s manufacturing facility and warehouses, as well as finished goods at customer sites for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer. The Company may ship inventory to existing customers that require additional equipment to expand their existing networks prior to the signing of an expansion contract. Inventories are stated at the lower of cost or market value, based on the first-in-first-out (“FIFO”) method of accounting. Reserve are based on assumptions about future market conditions and customer demand, including projected changes in average selling prices resulting from competitive pricing pressures. The Company continually monitors inventory valuation for potential losses and obsolete inventory at its manufacturing facilities as well as at customer sites. If actual market conditions are less favorable than those projected by management, additional reserves may be required. If actual market conditions are more favorable than anticipated, the previously reserved inventory may be sold to customers, resulting in lower cost of sales and higher income from operations than expected in that period.

Deferred Costs

Deferred Costs:

Deferred cost balances are the unamortized cost of post-contract customer support over a period of time of certain legacy contracts. The Company amortizes the deferred revenue and related costs of goods sold over the post-contract support period.

Property, Plant and Equipment

Property, Plant and Equipment:

Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful lives or the term of the lease. When assets are disposed of, the cost and related accumulated depreciation are removed and the resulting gains or losses are included in results of operations. The Company generally depreciates its property, plant and equipment over the following periods:

Years
Equipment and furniture	5
Computers and software	2 – 3
Automobiles	5
Leasehold improvements	Lesser of the lease term or estimated useful life

Depreciation expense was $0.6 million, $0.7 million, and $0.6 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets:

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets. Long-lived assets that are to be sold are measured at the lower of book value or fair value less cost to sell.

Advances	Advances: Advances from customers represent cash received from customers before revenue recognition for the purchase of the Company’s products.
Advertising Costs

Advertising Costs:

The Company expenses all advertising costs as incurred. Payment to customers for marketing development costs are accounted for as incurred as a reduction of the revenue associated with customers. For the years ended December 31, 2019, 2018 and 2017, advertising costs totaled $0.1 million, $0.1 million, and $0.1 million, respectively.

Operating Leases

Operating Leases:

At the inception of each arrangement, the Company determine if the arrangement is a lease or contains an embedded lease and review the facts and circumstances of the arrangement to classify lease assets as operating or finance leases under Topic 842.

The Company leases office space under operating lease agreements with initial lease terms up to five years. The Company has entered into various non-cancelable operating lease agreements for its office space. These leases have original lease periods expiring between 2019 to 2023 and some of these lease agreements have options to extend the lease terms for an additional period subject to mutual negotiations and agreements with the lessor. The Company considered all renewal options that were reasonably certain to be exercised and are considered in determining the lease term at the inception of the lease.

The Company measures lease liabilities based on the present value of the total remaining lease payments. To determine the present value of future minimum lease payments, we used the implicit rate when readily determinable. When the implicit rate is not available, the Company applies its incremental borrowing rate, which is the estimated rate the Company would be required to pay for a collateralized borrowing equal to the total lease payments over the term of the lease. The Company estimates its incremental borrowing rate based on an analysis of publicly traded debt securities of companies with credit and financial profiles similar to its own.

Treasury Stock	Treasury Stock: Treasury stock is recorded at cost and represents shares repurchased by the Company.
Stock-Based Compensation

Stock-Based Compensation:

Stock-based compensation expense for all share-based payment awards granted to employees is determined based on the grant-date fair value. Stock-based compensation expense for restricted stock awards is measured based on the closing fair market value of the Company’s ordinary shares on the date of grant. Stock-based compensation expense for stock options is estimated at the grant date based on each option’s fair value as calculated by the Black-Scholes model. Stock-based compensation is expensed ratably on a straight-line basis over the requisite service period, which is generally the vesting term of the share-based payment awards. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee of the Company’s Board of Directors. The Company records the relevant stock-based compensation for the performance-based restricted stock units based on the probability of meeting the performance conditions.

Accumulated Other Comprehensive Income (AOCI)

Accumulated Other Comprehensive Income (“AOCI”):

AOCI consisted of foreign currency translation adjustments. The changes in AOCI, including the amounts reclassified to income, were as follows:

Foreign currency
translation and
unrealized gains
(losses), net
of tax
(in thousands)
Balance at December 31, 2017	$62,411
Unrecognized loss on foreign currency translation	(839)
Balance at December 31, 2018	$61,572
Unrecognized gain on foreign currency translation	529
Balance at December 31, 2019	$62,101

Income Taxes

Income Taxes:

The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating our tax positions and determining the provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes the tax benefit (expense) from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company recognizes interest expense and penalties related to income tax matters as part of the provision for income taxes.

The Company recognizes deferred income taxes as the difference between the tax basis of assets and liabilities and their financial statement amounts based on enacted tax rates. Management judgment is required in the assessment of the recoverability of our deferred tax assets based on its assessment of projected taxable income. Numerous factors could affect our results of operations in the future. If there is a significant decline in our future operating results, management’s assessment of the recoverability of our deferred tax assets would need to be revised, and any such adjustment to our deferred tax assets would be charged to income in that period. If necessary, The Company records a valuation allowance to reduce deferred tax assets to an amount which management believes is more likely than not to be realized. Changes in estimates of taxable income in the future could result in reversal of the valuation allowances which would be credited to income in the year of reversal.

Financial Instruments

Financial Instruments:

Financial instruments consist of cash and cash equivalents, short and long-term investments, notes receivable, accounts receivable and payable and accrued liabilities. The carrying amounts of cash and cash equivalents, bank notes, accounts receivable and payable, notes receivable, and accrued liabilities approximate their fair values because of the short-term nature of those instruments. The fair value of long-term investments in debt and equity securities is determined based on quoted market prices or available information about investees.

Foreign Currency Translation

Foreign Currency Translation:

The Company’s operations are conducted through international subsidiaries where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into U.S. Dollars which is the functional currency of the Company. All foreign currency assets and liabilities are translated at the period-end exchange rate and all revenues and expenses are translated at the average exchange rate for the period. The effects of translating the financial statements of foreign subsidiaries into U.S. Dollars are reported as a cumulative translation adjustment, a separate component of accumulated other comprehensive income in shareholders’ equity.

The foreign currency translation gain (loss) related to the remeasurement of transactions denominated in other than the functional currency is included in other income (expense), net in the consolidated statements of operations and comprehensive income (loss). In connection with this remeasurement process, the Company recorded a $ 3.9 million and $2.6 million loss, and gain of $0.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Earnings per Share

Earnings per Share:

Basic earnings per share is computed by dividing the net income (loss) available to shareholders by the weighted average number of the Company’s ordinary shares outstanding, as applicable, during the period, which excludes unvested restricted stock. Diluted earnings per share reflects the amount of net income (loss) available to each ordinary share outstanding during the period plus number of additional shares that would have been outstanding if potentially dilutive securities had been issued. The Company’s potentially dilutive ordinary shares include outstanding stock options, unvested restricted stock, restricted stock units and performance-based units. The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because their effect was anti-dilutive.

	Years ended December 31,
	2019	2018	2017
	(in thousands)
Anti-dilutive stock options and awards/units outstanding	1,335	—	—
Total(1)	1,335	—	—

(1)

Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

For the year ended December 31, 2018, 1.5 million potential ordinary shares were dilutive. After the dilution, the diluted earnings per share during the years ended December 31, 2018 were as follows.

	2019	2018
	(in thousands, except per
	shares amounts)
Net income (loss)	$(3,913)	$4,820
Weighted average shares outstanding—Diluted	35,556	36,319
Net income (loss) per shares—Diluted	$(0.11)	$0.13

Recent Adopted Accounting Standards

Recent Adopted Accounting Standards

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”), as amended, which generally requires lessees to recognize operating and financing lease liabilities and corresponding right-of-use assets on the balance sheet and to provide enhanced disclosures surrounding the amount, timing and uncertainty of cash flows arising from leasing arrangements.

The Company adopted the new standard effective January 1, 2019 and used the modified retrospective transition approach, without adjusting the comparative periods presented. The Company elected the package of practical expedients permitted under the transition guidance, which allows to carryforward our historical lease classification, and initial direct costs for any leases that exist prior to adoption of the new standard.

Upon adoption, the Company recognized an operating lease right-of-use (“ROU”) assets of $2.4 million and total operating lease liabilities (including current and non-current) $2.3 million for operating leases. The cumulative effect of the changes made to our consolidated January 1, 2019 balance sheet for the adoption of ASU No. 2016-02 was as follows:

Reclassification	Balance at December 31, 2018	Adjustment Due to Topic 842	Balance at January 1, 2019
Assets
Operating lease right-of-use assets, net	$—	$2,410	$2,410
Prepaid	6,776	(83)	6,693
Liabilities
Operating lease liabilities, current	—	(898)	(898)
Operating lease liabilities, non-current	$—	$(1,429)	$(1,429)

Recent Accounting Pronouncements

Recent Accounting Pronouncements:

In January 2020, FASB issued ASU 2020-01, “Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815). ASU 2020-01 clarifies that a company should consider observable transactions that require it to apply or discontinue the equity method of accounting under Topic 323 when applying the measurement alternative in Topic 321. The amendments are effective for public business entities for fiscal years beginning after Dec. 15, 2020, and interim periods within those fiscal years, and for all other entities, for fiscal years beginning after Dec. 15, 2021, and interim periods within those fiscal years. Early adoption is permitted. The Company is in the process of evaluating the financial impact to the Company.

In December 2019, the FASB issued ASU 2019-12, “Income tax (Topic 740) Simplifying accounting for income taxes”. The amendments in this Update simplify the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The amendments also improve consistent application of and simplify GAAP for other areas of Topic 740 by clarifying and amending existing guidance. For public business entities, the amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The Company is in the process of evaluating the financial impact to the Company.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Statements. ASU 2016-13 requires a financial asset (or group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. This ASU affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual rights to receive cash. For public business entities, the amendments in this update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. All entities may adopt the amendments in this update through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective (that is, a modified-retrospective approach). In April 25, 2019, ASU 2016-13 was updated with ASU 2019-04, which clarifies certain aspects of accounting for credit losses, hedging activities, and financial instruments. ASU 2019-04 provides certain alternatives for the measurement of the allowance for credit losses (ACL) on accrued interest receivable (AIR). These measurement alternatives include (1) measuring an ACL on AIR separately, (2) electing to provide separate disclosure of the AIR component of amortized cost as a practical expedient, and (3) making accounting policy elections to simplify certain aspects of the presentation and measurement of such AIR. For entities that have adopted ASU 2016-13, the amendments in ASU 2019-04 related to ASU 2016-13 are effective for fiscal years beginning after December 15, 2019, and interim periods therein. An entity may early adopt ASU 2019-04 in any interim period after its issuance if the entity has adopted ASU 2016-13. The Company will adopt ASU 2019-04 for the year ended December 31, 2020, including interim periods therein and is in the process of evaluating the financial impact to the Company.